UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 12, 2011


                            GARNER INVESTMENTS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


              Wyoming                                   000-26317                               84-1384961
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                         P.O. Box 3412, Casper, WY 82602
                         -------------------------------

               (Address of Principal Executive Offices) (Zip Code)


                                  (307)472-3000
                                  -------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

On July 11, 2011, Sharon Fowler ("Fowler") entered into a Share Purchase Agreement with South Uintah Gas Properties, Inc. ("South Uintah"). Prior to entering into the Share Purchase Agreement, Fowler was a majority shareholder of Garner Investments, Inc. ("the Company.")

In exchange for cash of $300,000, Fowler has sold 3,000,000 shares of the Company's restricted common stock to South Uintah. South Uintah conducted a private placement to raise capital and the funds to purchase the Fowler shares were obtained from such placement. As a result of the exchange South Uintah has become the majority shareholder of the Company, as discussed below.

As a result of the Share Purchase Agreement completed on July 12, 2011, there was a resulting change in the ownership structure of the Company. Prior to the Agreement, Fowler owned 3,680,000 shares of the Company's issued and outstanding common stock representing 85.5% of the voting common stock. As a result of the Agreement, South Uintah now holds the 3,000,000 shares of common stock representing 70.09% of the voting stock.

The following table sets forth information with respect to the beneficial ownership of the Company's outstanding common stock by:

o each person who is known by the Company to be the beneficial owner of five percent (5%) or more of the Company's common stock;




                        Number of Shares Number of Shares
                                        Held Before       Percent of Class        Held After        Percent of Class
                                         Agreement        Before Agreement         Agreement        After Agreement
          Name of Holder                                         (1)                                      (1)
------------------------------------ ------------------- -------------------- -------------------- -------------------

Sharon Fowler                            3,680,000              85.5%               680,000              15.88%

South Uintah Gas Properties                 -0-                  0%                3,000,000             70.09%


(1) Based on 4,280,000 shares of common stock issued and outstanding on July 11, 2011.


                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

The Company intends to continue its business plan in the oil and gas exploration business as set forth in the Company's Annual Report on Form 10-K and its Post-Effective Amendment No. 6 to its Registration Statement on Form S-1.

The Company intends to acquire South Uintah for convertible promissory notes with varying terms, restricted shares of common stock, warrants, and shares of preferred stock, when authorized, though no such agreements have been entered into at the time of this filing. South Uintah must complete an audit of its financial statements under SEC rules in order to complete the contemplated transaction.

South Uintah intends to appoint new officers after an election of new directors to the Board of Directors. No arrangement now exists for such actions, and this is only a statement of intent.

South Uintah was incorporated in the State of Colorado in March 2011. South Uintah has interests in oil and gas properties. South Uintah has acquired interests in approximately 4,000 gross acres in the Central part of the Uintah Basin, at Natural Buttes, Utah from a farmout. The acreage is located in a prolific gas production area from multiple hydrocarbon reservoirs such as: Green River, Wasatch, Castlegate, Mancos, Dakota, Buck Tongue, Emery, and Prairie Canyon. The upper zones above 9,800 feet (approx) are precluded in the farmout and the overall targets will be zones from 9,800 feet to 16,000 feet.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     ----------         -----------
            10.1        Share Purchase Agreement, dated July 8, 2011*
--------------------
*Filed herewith

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             GARNER INVESTMENTS, INC.


                                             By:/s/Roy Smith
                                                ------------
                                                   Roy Smith, President


Date: July 12, 2011